                                                                Exhibit 99.2

                          OHIO CASUALTY CORPORATION

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIOD ENDING

                                JUNE 30, 2004



          Contents:  Page 1  GAAP Income Statement Data
                     Page 2  Statutory P&C Data
                     Page 3  P&C Accident Year Data
                     Page 4  Additional P&C Accident Year Data
                     Page 5  Consolidated Balance Sheet Data
                             and Related Information
                     Page 6  Supplemental Information






Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Corporation's reports filed with the Securities and Exchange
Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS (in thousands, except per share data) SECOND QUARTER, 2004
(2004 Data Unaudited)


                                                   Three Months Ended June 30
                                           ------------------------------------------------
CONSOLIDATED                                       2004                   2003
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   367,188            $   351,263
Investment income less expenses                  48,587                 51,331
Investment gains realized, net                    3,258                  6,838
                                             -----------            -----------
      Total revenues                            419,033                409,432

Losses                                          203,098                213,684
Loss adjustment expenses                         40,051                 41,445
Underwriting expenses                           120,984                126,394
Corporate and other expenses                      7,857                 10,711
                                             -----------            -----------
      Total expenses                            371,990                392,234

Income tax expense:
   On investment gains realized                   1,140                  2,394
   On all other income                           13,214                  3,794
                                             -----------            -----------
      Total income tax expense                   14,354                  6,188

Cumulative effect of an accounting change             -                      -

Net income                                  $    32,689            $    11,010
                                            ============           ============

Average shares outstanding - diluted             62,474                 61,170
Net income, per share - diluted             $      0.52            $      0.18

                                                         Ratio to               Ratio to
                                                         Premiums               Premiums
PROPERTY AND CASUALTY                                     Earned                 Earned
---------------------------------------                  --------               --------
Premiums and finance charges earned         $   367,188            $   351,263
Investment income less expenses                  47,497                 50,579
Investment gains realized, net                    2,101                  6,964

Losses                                          203,098      55.3%     213,684      60.8%
Loss adjustment expenses                         40,051      10.9%      41,445      11.8%
Underwriting expenses                           120,984      32.9%     126,394      36.0%
                                             -----------   -------   -----------  -------
      Total expenses                            364,133      99.1%     381,523     108.6%

Effective tax rate on investment income            33.2%                  33.7%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $     1,090            $       751
Investment gains realized, net                    1,157                   (126)
Agent relationships asset expenses                4,339                  7,665
Corporate expenses                                3,518                  3,046


                                                    Six Months Ended June 30
                                           -----------------------------------------------
CONSOLIDATED                                       2004                   2003
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $   728,333            $   700,526
Investment income less expenses                  99,063                104,578
Investment gains realized, net                    6,915                 26,131
                                             -----------            -----------
      Total revenues                            834,311                831,235

Losses                                          398,279                422,477
Loss adjustment expenses                         78,411                 88,848
Underwriting expenses                           262,459                254,517
Corporate and other expenses                     18,228                 18,410
                                             -----------            -----------
      Total expenses                            757,377                784,252

Income tax expense:
   On investment gains realized                   2,420                  9,146
   On all other income                           20,943                  6,915
                                             -----------            -----------
      Total income tax expense                   23,363                 16,061

Cumulative effect of an accounting change        (1,648)                     -

Net income                                  $    51,923            $    30,922
                                            ============           ============

Average shares outstanding - diluted             62,307                 61,068
Net income, per share - diluted             $      0.83            $      0.51

                                                         Ratio to                Ratio to
                                                         Premiums                Premiums
PROPERTY AND CASUALTY                                     Earned                  Earned
---------------------------------------                  --------                --------
Premiums and finance charges earned         $   728,333            $   700,526
Investment income less expenses                  97,146                102,062
Investment gains realized, net                    5,158                 26,185

Losses                                          398,279      54.7%     422,477      60.3%
Loss adjustment expenses                         78,411      10.8%      88,848      12.7%
Underwriting expenses                           262,459      36.0%     254,517      36.3%
                                             -----------   -------   -----------  -------
      Total expenses                            739,149     101.5%     765,842     109.3%

Effective tax rate on investment income            33.0%                  33.4%

CORPORATE/OTHER
----------------------------------------
Investment income less expenses             $     1,917            $     2,515
Investment gains realized, net                    1,757                    (54)
Agent relationships asset expenses               11,553                 12,451
Corporate expenses                                6,675                  5,959


CONSOLIDATED                                      Year 2003
----------------------------------------   ------------------------
Premiums and finance charges earned         $ 1,424,353
Investment income less expenses                 208,723
Investment gains realized, net                   35,872
                                             -----------
      Total revenues                          1,668,948

Losses                                          852,474
Loss adjustment expenses                        174,896
Underwriting expenses                           503,194
Corporate and other expenses                     30,809
                                             -----------
      Total expenses                          1,561,373

Income tax expense:
   On investment gains realized                  12,555
   On all other income                           19,176
                                             -----------
      Total income tax expense                   31,731

Cumulative effect of an accounting change             -

Net income                                  $    75,844
                                            ============

Average shares outstanding - diluted             61,327
Net income, per share - diluted             $      1.24

                                                          Ratio to
                                                          Premiums
PROPERTY AND CASUALTY                                      Earned
---------------------------------------                   --------
Premiums and finance charges earned         $ 1,424,353
Investment income less expenses                 204,874
Investment gains realized, net                   35,026

Losses                                          852,474      59.8%
Loss adjustment expenses                        174,896      12.3%
Underwriting expenses                           503,194      35.3%
                                             -----------   -------
      Total expenses                          1,530,564     107.4%

Effective tax rate on investment income            33.7%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $     3,849
Investment gains realized, net                      846
Agent relationships asset expenses               18,690
Corporate expenses                               12,119

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - STATUTORY BASIS
(in thousands, except ratio data)
SECOND QUARTER, 2004
(2004 Data Unaudited)


                                                 THREE MONTHS ENDED JUNE 30
                                      ------------------------------------------------
                                                2004                     2003
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    220,306    100.7%   $    210,005    111.6%
   Workers' compensation                     36,596    108.1%         35,697    113.3%
   Commercial auto                           63,830     99.7%         61,780    101.7%
   General liability                         24,709    102.5%         23,173    128.8%
   CMP, fire and inland marine               95,171     98.1%         89,355    112.6%

Specialty Lines                        $     39,058     94.0%   $     43,110     76.0%
   Commercial umbrella                       26,415     93.3%         31,480     85.7%
   Fidelity and surety                       12,643     90.6%         11,630     47.2%

Personal Lines                         $    127,307     95.5%   $    122,751    107.7%
   Personal auto incl. personal
     umbrella                                74,929     96.5%         73,246    106.2%
   Personal property                         52,378     93.7%         49,505    109.8%
                                        ------------   ------    ------------   ------
          Total All Lines              $    386,671     98.2%   $    375,866    106.2%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $    386,671             $    375,866
Premiums earned                             367,093                  351,266
Losses incurred                             202,987     55.3%        213,685     60.8%
Loss adjustment expenses                     35,980      9.8%         41,445     11.8%
Underwriting expenses                       127,956     33.1%        126,305     33.6%
                                                       ------                   ------
Underwriting gain/(loss)                        170     98.2%        (30,169)   106.2%
                                                       ======                   ======
Investment income                            47,497                   50,579
Investment gains (losses) realized           (1,309)                   8,005
Federal income tax expense                   13,065                    4,402
                                        ------------             ------------
Net income                             $     33,293             $     24,013
                                        ============             ============

Included above:
  Dividends to policyholders                    469      0.1%            117      0.0%
  Paid loss & loss adjustment expense       199,059                  248,056


                                                   SIX MONTHS ENDED JUNE 30
                                      -------------------------------------------------
                                                2004                     2003
OPERATING SEGMENTS and                -----------------------  ----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    432,524     99.8%   $    415,159    111.4%
   Workers' compensation                     72,855    111.3%         73,334    124.1%
   Commercial auto                          123,964     96.2%        120,637    103.8%
   General liability                         46,785    106.5%         43,385    127.0%
   CMP, fire and inland marine              188,920     96.0%        177,803    106.9%


Specialty Lines                        $     73,868     93.6%   $     76,052     83.8%
   Commercial umbrella                       49,733     97.0%         54,065     91.8%
   Fidelity and surety                       24,135     79.2%         21,988     60.4%

Personal Lines                         $    244,336    101.3%   $    236,877    108.9%
   Personal auto incl. personal
     umbrella                               150,782    107.6%        147,872    108.5%
   Personal property                         93,554     91.2%         89,005    109.7%
                                        ------------   ------    ------------   ------
          Total All Lines              $    750,728     99.5%   $    728,088    107.5%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $    750,728             $    728,088
Premiums earned                             728,259                  700,569
Losses incurred                             398,156     54.7%        421,907     60.2%
Loss adjustment expenses                     74,340     10.2%         88,848     12.7%
Underwriting expenses                       259,522     34.6%        251,806     34.6%
                                                       ------                   ------
Underwriting gain/(loss)                     (3,759)    99.5%        (61,992)   107.5%
                                                       ======                   ======
Investment income                            97,146                  102,062
Investment gains (losses) realized            3,667                   24,408
Federal income tax expense                   25,068                   12,935
                                        ------------             ------------
Net income                             $     71,986             $     51,543
                                        ============             ============

Included above:
  Dividends to policyholders                    818      0.1%            379      0.1%
  Paid loss & loss adjustment expense       432,588                  486,587


                                               YEAR 2003
OPERATING SEGMENTS and                 ----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined
MARKETS                                  Written      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    792,587    112.3%
   Workers' compensation                    132,358    123.0%
   Commercial auto                          228,333    105.5%
   General liability                         83,448    122.6%
   CMP, fire and inland marine              348,448    109.7%

Specialty Lines                        $    164,851     77.2%
   Commercial umbrella                      120,943     80.5%
   Fidelity and surety                       43,908     68.1%

Personal Lines                         $    484,112    105.6%
   Personal auto incl. personal
     umbrella                               296,845    107.0%
   Personal property                        187,267    103.3%
                                        ------------   ------
          Total All Lines              $  1,441,550    106.1%



ALL LINES RESULTS                                      Ratio
---------------------                                  -----
Premiums written                       $  1,441,550
Premiums earned                           1,424,349
Losses incurred                             850,550     59.7%
Loss adjustment expenses                    174,896     12.3%
Underwriting expenses                       491,241     34.1%
                                                       ------
Underwriting gain/(loss)                    (92,338)   106.1%
                                                       ======
Investment income                           204,874
Investment gains (losses) realized           31,870
Federal income tax expense                   25,289
                                        ------------
Net income                             $    119,117
                                        ============

Included above:
  Dividends to policyholders                    796      0.1%
  Paid loss & loss adjustment expense       975,319

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY ACCIDENT YEAR DATA (in thousands, except ratio data) SECOND QUARTER, 2004
(Data Unaudited)


                                                           STATUTORY COMBINED RATIO
                                           -------------------------------------------------------
                                  Earned                     Accident      Accident       Accident
                                 Premiums                  Year 2004(A)  Year 2003(A)   Year 2003(A)
OPERATING SEGMENTS and          Six Months    Six Months     Measured      Measured       Measured
SELECTED PRODUCT LINES            Ended         Ended          as of         as of         as of
or MARKETS                    June 30, 2004  June 30, 2004   June 2004     June 2003     June 2004
----------------------        -------------  -------------  ------------  -----------   -----------
Commercial Lines               $  400,164         99.8%        102.0%        108.7%        105.0%
   Workers' compensation           67,746        111.3%        113.7%        119.7%        113.6%
   Commercial auto                114,463         96.2%        100.2%        104.2%        103.5%
   General liability               42,514        106.5%        107.7%        115.7%        111.4%
   CMP, fire and inland marine    175,441         96.0%         97.2%        105.2%        100.9%

Specialty Lines                    82,456         93.6%         99.9%         96.8%         89.1%
   Commercial umbrella             60,949         97.0%        101.3%        100.7%         92.4%
   Fidelity and surety             21,507         79.2%         90.9%         82.7%         79.0%

Personal Lines                    245,639        101.3%        100.8%        107.1%        101.9%
   Personal auto, incl.
     personal umbrella            150,066        107.6%        105.0%        104.8%        103.1%
   Personal property               95,573         91.2%         94.1%        111.0%         99.7%
                                  -------       -------       -------       -------       -------
          Total All Lines      $  728,259         99.5%        101.2%        106.9%        102.1%


Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2004 as of June 30, 2004 measures insured events for the first six months of 2004. Accident year 2003 as of June 30, 2003 measures insured events for the first six months of 2003. Accident year 2003 as of June 30, 2004 measures insured events for the full year 2003. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY ACCIDENT YEAR AND
CATASTROPHE DATA (in millions, except ratio data)
SECOND QUARTER, 2004
(Data Unaudited)


                                          Three Months              Six Months
PRIOR ACCIDENT YEAR LOSS & LAE            Ended June 30            Ended June 30
by SEGMENT                              2004       2003          2004       2003
------------------------------         -----      -----         -----      -----
Commercial Lines                     $  (2.1)   $   7.6       $  (8.7)   $  10.4
Specialty Lines                         (2.1)      (6.3)         (5.2)     (10.2)
Personal Lines                          (6.0)       0.5           1.2        4.3
                                      -------    -------       -------    -------
  Total All Lines Accident Year
   Development                         (10.2)       1.8         (12.7)       4.5


PRIOR ACCIDENT YEAR LOSS & LAE
by SEGMENT                         Year 2003
------------------------------     ---------
Commercial Lines                    $   41.0
Specialty Lines                        (21.3)
Personal Lines                          14.4
                                      -------
  Total All Lines Accident Year
   Development                          34.1


                                         Three Months              Six Months
                                         Ended June 30            Ended June 30
PRIOR ACCIDENT YEAR LOSS & LAE          2004       2003          2004       2003
------------------------------         -----      -----         -----      -----
Accident Year 2003                    $ (8.1)    $   -        $ (22.2)    $   -
Accident Year 2002                      (2.4)      (5.5)         (5.5)     (26.2)
Accident Year 2001 and Prior             0.3        7.3          15.0       30.7
                                      -------    -------       -------    -------
   Total Accident Year Development     (10.2)       1.8         (12.7)       4.5


PRIOR ACCIDENT YEAR LOSS & LAE     Year 2003
------------------------------     ---------
Accident Year 2003                  $     -
Accident Year 2002                     (39.0)
Accident Year 2001 and Prior            73.1
                                      -------
   Total Accident Year Development      34.1


                                          Three Months              Six Months
                                          Ended June 30            Ended June 30
CATASTROPHE LOSS RATIO                  2004       2003          2004       2003
----------------------                 -----      -----         -----      -----
Commercial Lines                         0.9%       2.5%          0.8%       3.0%
Specialty Lines                          0.0%       0.0%          0.0%       0.1%
Personal Lines                           8.0%       7.7%          4.7%       5.6%
Homeowners                              18.4%      17.9%         10.5%      13.5%
   Total All Lines                       3.2%       4.0%          2.0%       3.6%


CATASTROPHE LOSS RATIO             Year 2003
----------------------             ---------
Commercial Lines                         2.6%
Specialty Lines                          0.0%
Personal Lines                           4.8%
Homeowners                              11.8%
   Total All Lines                       3.1%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share data)
SECOND QUARTER, 2004
(2004 Data Unaudited)



                                          June 30,      December 31,
                                            2004            2003
ASSETS                                    ---------     ------------
Investments:
  U.S. government fixed maturities       $    34,653     $    43,260
  Tax exempt fixed maturities                283,007          79,137
  Taxable fixed maturities:
    Available for sale, at fair value      2,772,822       2,899,793
    Held-to-maturity, at amortized cost      329,204         356,100
                                         ------------    ------------
       Total fixed maturities              3,419,686       3,378,290

  Equity securities, at fair value           350,989         329,049
  Short-term investments, at fair value      253,690          40,448
                                         ------------    ------------
       Total investments                   4,024,365       3,747,787
Cash                                          10,569          16,494
Premiums and other receivables, net of
  allowance for bad debts of $4,200 and
  $4,200, respectively                       364,187         347,863
Deferred policy acquisition costs            172,648         169,351
Property and equipment, net of
  accumulated depreciation of $161,705
  and $152,905, respectively                  86,404          89,212
Reinsurance recoverable                      662,275         592,688
Agent relationships, net of accumulated
  amortization of $39,983 and $39,093,
  respectively                               131,081         142,634
Interest and dividends due or accrued         46,924          47,489
Other assets                                  60,512          15,393
                                         ------------    ------------
       Total assets                      $ 5,558,965     $ 5,168,911
                                         ============    ============

Shares outstanding                        61,434,885      60,957,043

Book value per share                          $19.21          $18.80

FAS 115 component of book value per share      $1.16           $1.96

                                           June 30,     December 31,
                                             2004           2003
LIABILITIES                                --------     ------------
Insurance reserves:
  Losses                                 $ 2,264,445     $ 2,163,720
  Loss adjustment expenses                   465,888         464,134
  Unearned premiums                          729,981         703,015
Debt                                         395,919         198,042
Reinsurance treaty funds held                165,431         150,512
Deferred income taxes                            133          12,763
Other liabilities                            357,123         330,891
                                         ------------    ------------
       Total liabilities                 $ 4,378,920     $ 4,023,077


SHAREHOLDERS' EQUITY
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Accumulated other comprehensive income       231,509         254,654
Retained earnings                          1,084,453       1,033,404
Treasury stock, at cost:
  (Shares: 10,983,459; 11,461,301)          (144,969)       (151,276)
                                         ------------    ------------
      Total shareholders' equity           1,180,045       1,145,834
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,558,965     $ 5,168,911
                                         ============    ============

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands, except employee count)
SECOND QUARTER, 2004
(2004 Data Unaudited)


                                           THREE MONTHS ENDED JUNE 30   SIX MONTHS ENDED JUNE 30
                                           --------------------------  --------------------------
                                               2004         2003           2004         2003
                                             ----------   ----------     ----------   ----------
Gross Premiums Written
       Commercial Lines                     $  225,864   $  219,389     $  446,283   $  433,191
       Specialty Lines                          66,787       70,119        128,620      128,598
       Personal Lines                          127,642      125,930        246,542      242,907
                                             ----------   ----------     ----------   ----------
              Total                            420,293      415,438        821,445      804,696

New Business Gross Premiums Written
       Commercial Lines                         47,218       51,431         90,244       95,910
       Commercial Umbrella                      13,582       18,902         27,500       35,254
       Personal Lines                           11,035       11,370         21,101       20,961

Average Renewal Price Increase
       Commercial Lines                            4.5%        10.9%           5.7%        11.5%
       Commercial Umbrella                         8.2%        22.4%           9.7%        22.7%

Amortization of Deferred Acquisition Costs      91,844       96,760        184,194      194,237

Agent Relationships Asset Expenses
       Write-down                                2,603        5,801          8,011        8,666
       Amortization                              1,736        1,864          3,542        3,785
                                             ----------   ----------     ----------   ----------
              Total                              4,339        7,665         11,553       12,451


                                             YEAR 2003
                                             ----------
Gross Premiums Written
       Commercial Lines                     $  824,398
       Specialty Lines                         271,884
       Personal Lines                          494,143
                                             ----------
              Total                          1,590,425

New Business Gross Premiums Written
       Commercial Lines                        187,905
       Commercial Umbrella                      72,027
       Personal Lines                           43,939

Average Renewal Price Increase
       Commercial Lines                           11.4%
       Commercial Umbrella                        18.1%

Amortization of Deferred Acquisition Costs     383,976

Agent Relationships Asset Expenses
       Write-down                               11,244
       Amortization                              7,446
                                             ----------
              Total                             18,690

===============================================================================================


                                        JUNE 30, 2004   JUNE 30, 2003   DEC 31, 2003
                                        -------------   -------------   ------------
Statutory Insurance Reserves:
       Unearned premiums                  $  664,884      $  652,829     $  642,414
       Losses                              1,731,163       1,665,377      1,690,454
       Loss adjustment expense               437,595         437,514        438,396

Statutory policyholders' surplus             898,992         782,232        867,627

Ratio of net premiums written to
     statutory surplus                    1.6 to 1.0      1.8 to 1.0     1.7 to 1.0



Employee Count*                                2,229           2,805          2,669

*Employee count as of 6/30/04 excludes employees receiving severance and other related termination payments.

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to
Item 15 on pages 73 and 74 of the Corporation's Form 10-K for the year ended December 31, 2003.

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